UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

JOINT CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 10, 2006

Rockwood Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (Jurisdiction of Incorporation)	001-32609 (Commission File Number)	52-2277366 (IRS Employer Identification Number)

100 Overlook Center
Princeton, New Jersey 08540
(Address of registrant’s principal executive office)
(609) 514-0300
(Registrant’s telephone number)

Rockwood Specialties Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (Jurisdiction of Incorporation)	333-109686 (Commission File Number)	52-2277390 (IRS Employer Identification Number)

100 Overlook Center
Princeton, New Jersey 08540
(Address of registrant’s principal executive office)
(609) 514-0300
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.02.                                          Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 10, 2006, Rockwood Holdings, Inc. (“Holdings”) and Rockwood Specialties Group, Inc. (“Group”, and along with Holdings, the “Company”) determined that each of its consolidated financial statements for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 should no longer be relied upon because of a classification error in the treatment of costs of property, plant and equipment included in accounts payable and accrued expenses and other liabilities. In accordance with SFAS No. 95, Statement of Cash Flows, these costs should be reported within cash flows from investing activities when paid. The Company was reporting capital expenditures in its condensed consolidated statements of cash flows on an accrual basis rather than on a cash basis, and as a result, was reporting capital expenditures in the period in which the Company acquired legal title to the related property, plant and equipment rather than when the Company actually paid for such property, plant and equipment. Further, the unpaid portion of the transaction should be disclosed as a non-cash investing activity in the supplemental disclosure of cash flow information.

The classification errors will be reported as follows in the Condensed Consolidated Statement of Cash Flows  of Rockwood Holdings, Inc. (in millions):

For the three months ended March 31, 2005:

Description	As Originally Reported	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES:
Accounts payable	$(7.8)	$10.6
Net cash provided by operating activities	(7.4)	11.0
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures, excluding capital leases	(35.7)	(54.1)
Net cash used in investing activities	(35.5)	(53.9)
NON-CASH INVESTING ACTIVITIES:
Net decrease in liabilities for property, plant and equipment	—	(18.4)

For the six months ended June 30, 2005:

Description	As Originally Reported	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES:
Accounts payable	$29.4	$43.2
Accrued expenses and other liabilities	(58.2)	(56.4)
Net cash provided by operating activities	62.9	78.5
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures, excluding capital leases	(76.8)	(92.4)
Net cash used in investing activities	(76.6)	(92.2)
NON-CASH INVESTING ACTIVITIES:
Net decrease in liabilities for property, plant and equipment	—	(15.6)

For the nine months ended September 30, 2005:

Description	As Originally Reported	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES:
Accounts payable	$20.6	$35.2
Accrued expenses and other liabilities	(21.3)	(19.6)
Net cash provided by operating activities	182.6	198.9
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures, excluding capital leases	(123.0)	(139.3)
Net cash used in investing activities	(138.9)	(155.2)
NON-CASH INVESTING ACTIVITIES:
Net decrease in liabilities for property, plant and equipment	—	(16.3)

The classification errors will be reported as follows in the Condensed Consolidated Statement of Cash Flows of Rockwood Specialities Group, Inc. (in millions):

For the three months ended March 31, 2005

Description	As Originally Reported	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES:
Accounts payable	$(7.8)	$10.6
Net cash provided by operating activities	(7.3)	11.1
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures, excluding capital leases	(35.7)	(54.1)
Net cash used in investing activities	(35.5)	(53.9)
NON-CASH INVESTING ACTIVITIES:
Net decrease in liabilities for property, plant and equipment	—	(18.4)

For the six months ended June 30, 2005:

Description	As Originally Reported	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES:
Accounts payable	$29.4	$43.2
Accrued expenses and other liabilities	(58.0)	(56.2)
Net cash provided by operating activities	63.1	78.7
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures, excluding capital leases	(76.8)	(92.4)
Net cash used in investing activities	(76.6)	(92.2)
NON-CASH INVESTING ACTIVITIES:
Net decrease in liabilities for property, plant and equipment	—	(15.6)

For the nine months ended September 30, 2005:

Description	As Originally Reported	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES:
Accounts payable	$20.6	$35.2
Accrued expenses and other liabilities	(22.9)	(21.2)
Net cash provided by operating activities	181.0	197.3
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures, excluding capital leases	(123.0)	(139.3)
Net cash used in investing activities	(138.9)	(155.2)
NON-CASH INVESTING ACTIVITIES:
Net decrease in liabilities for property, plant and equipment	—	(16.3)

As a result, the Company will restate the condensed consolidated statement of cash flows for the three months ended March 31, 2005, the six months ended June 30, 2005 and the nine months ended September 30, 2005 when the Forms 10-Q for the three months ended March 31, 2006, the six months ended June 30, 2006 and the nine months ended September 30, 2006 are filed. The classification errors had no effect on our condensed consolidated statements of operations, the condensed consolidated balance sheet or cash and cash equivalents reported at the end of the period in the condensed consolidated statements of cash flows for any of the periods presented. The effects of this matter on the consolidated financial statements as of and for the year ended December 31, 2005 are not material.

The Audit Committee and the authorized officers of the Company have discussed with the Company’s independent registered public accounting firm the matters disclosed in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockwood Holdings, Inc.

By:	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Assistant Secretary

Rockwood Specialties Group, Inc.

By:	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Assistant Secretary

Dated: May 12, 2006